UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2010
Terreno Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34603	27-1262675

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16 Maiden Lane, Fifth Floor
San Francisco, CA 94108
(Address of principal executive offices) (Zip Code)
(415) 655-4580
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends and supplements the registrant’s Form 8-K, filed on October 1, 2010 reporting the acquisition of 130 Interstate (the “Initial Report”), to include the historical financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Initial Report. This 8-K/A also includes the historical financial statements of Middlebrook that was acquired on September 24, 2010 and for which we are also filing a Form 8-K/A.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Title

23.1*	Consent of Independent Registered Public Accounting Firm

*	Filed herewith

Report of Independent Registered Public Accounting Firm
The Board of Directors and Stockholders of
Terreno Realty Corporation
San Francisco, California
We have audited the accompanying statement of revenues and certain expenses (the “Historical Summary”) of 130 Interstate, located in South Brunswick, New Jersey (the “Property”) for the year ended December 31, 2009. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.
We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. The Property is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as it relates the Historical Summary. Our audit included consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.
The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Terreno Realty Corporation ) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.
In our opinion, such Historical Summary presents fairly, in all material respects, the revenues and certain expenses described in Note 2 to the Historical Summary of the Property for the year ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.
/s/ Deloitte & Touche LLP
San Francisco, California
December 6, 2010

130 Interstate
Statements of Revenues and Certain Expenses
For the Period from January 1, 2010 to September 28, 2010 (unaudited)
and the Year Ended December 31, 2009
(in thousands)

	For the Period from
	January 1, 2010 to
	September 28, 2010	For the Year Ended
	(unaudited)	December 31, 2009
Revenues:
Rental	$1,364	$1,819
Tenant reimbursements	380	518

Total revenues	1,744	2,337

Certain expenses:
Property operating expenses	98	102
Real estate taxes	306	408

Total expenses	404	510

Revenues in excess of certain expenses	$1,340	$1,827

See accompanying notes to statements of revenues and certain expenses.

130 Interstate
Notes to Statements of Revenues and Certain Expenses
For the Period from January 1, 2010 to September 28, 2010 (unaudited)
and the Year Ended December 31, 2009
1. Background and Basis of Presentation
The accompanying statements of revenues and certain expenses present the results of operations of 130 Interstate (the “Property”), for the period from January 1, 2010 to September 28, 2010 and the year ended December 31, 2009. The Property was acquired by a wholly-owned subsidiary of Terreno Realty Corporation from a third-party seller, 130 Interstate Blvd., LLC, on September 29, 2010 for approximately $22.5 million. The Property is located in South Brunswick, New Jersey and consists of one multi-tenant industrial building containing approximately 413,000 square feet (unaudited), which was 100% leased (unaudited) at the time of acquisition.
The accompanying statements of revenues and certain expenses (“Historical Summaries”) have been prepared on the accrual basis of accounting. The Historical Summaries have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission and for inclusion in this Current Report on Form 8-K/A of Terreno Realty Corporation and are not intended to be a complete presentation of the revenues and expenses of the Property for the period from January 1, 2010 to September 28, 2010 and for the year ended December 31, 2009 as certain expenses, primarily depreciation and amortization expense, interest expense and other costs not comparable to the proposed future operations of the Property have been excluded. Management is not aware of any material factors at the Property other than those disclosed above, that would cause the reported financial information not to be necessarily indicative of future operating results.
2. Summary of Significant Accounting Policies
Revenue Recognition
Rental revenues from operating leases are recorded on a straight-line basis over the term of the leases. Tenant reimbursements represent recoveries from tenants for utilities and certain property maintenance expenses. Tenant reimbursements are recognized as revenues in the period the applicable costs are accrued.
Property Operating Expenses
Property operating expenses represent the direct expenses of operating the Property and include maintenance, utilities, property management fees, repairs, and insurance costs that are expected to continue in the ongoing operations of the Property. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates
The preparation of the Historical Summaries in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in the preparation of the Historical Summaries.
Interim Statements
The statement for the period from January 1, 2010 to September 28, 2010 is unaudited, however, in the opinion of management of Terreno Realty Corporation, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year of the operation of the Property.
Tenant Concentration
For the year ended December 31, 2009, one tenant accounted for 100% of rental revenues.
Future Minimum Rental Income
Future minimum rents to be received under non-cancelable lease agreements as of December 31, 2009 were as follows (in thousands):

2010	$1,870
2011	1,885
2012	1,901

Total	$5,656

Report of Independent Registered Public Accounting Firm
The Board of Directors and Stockholders of
Terreno Realty Corporation
San Francisco, California
We have audited the accompanying statement of revenues and certain expenses (the “Historical Summary”) of Middlebrook, located in Bound Brook, New Jersey (the “Property”) for the year ended December 31, 2009. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.
We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. The Property is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as it relates the Historical Summary. Our audit included consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.
The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Terreno Realty Corporation ) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.
In our opinion, such Historical Summary presents fairly, in all material respects, the revenues and certain expenses described in Note 2 to the Historical Summary of the Property for the year ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.
/s/ Deloitte & Touche LLP
San Francisco, California
December 6, 2010

Middlebrook
Statements of Revenues and Certain Expenses
For the Period from January 1, 2010 to September 23, 2010 (unaudited)
and the Year Ended December 31, 2009
(in thousands)

	For the Period from
	January 1, 2010 to
	September 23, 2010	For the Year Ended
	(unaudited)	December 31, 2009
Revenues:
Rental	$1,888	$2,591
Tenant reimbursements	891	1,181

Total revenues	2,779	3,772

Certain expenses:
Property operating expenses	980	1,217
Real estate taxes	364	499
Interest expense	475	673

Total expenses	1,819	2,389

Revenues in excess of certain expenses	$960	$1,383

See accompanying notes to statements of revenues and certain expenses.

Middlebrook
Notes to Statements of Revenues and Certain Expenses
For the Period from January 1, 2010 to September 23, 2010 (unaudited)
and the Year Ended December 31, 2009
1. Background and Basis of Presentation
The accompanying statements of revenues and certain expenses present the results of operations of Middlebrook (the “Property”), for the period from January 1, 2010 to September 23, 2010 and the year ended December 31, 2009. The Property was acquired by a wholly-owned subsidiary of Terreno Realty Corporation from a third-party seller, Advance at Middlebrook Crossroads, LLC, on September 24, 2010 for approximately $27.0 million. In connection with the acquisition of the Property, the subsidiary assumed a mortgage loan with a total principal amount of approximately $15.5 million with a fixed annual interest rate of 4.9%. The Property is located in Bound Brook, New Jersey and consists of 18 multi-tenant industrial buildings containing approximately 581,000 square feet (unaudited), which were approximately 76% leased (unaudited) to 20 tenants at the time of acquisition.
The accompanying statements of revenues and certain expenses (“Historical Summaries”) have been prepared on the accrual basis of accounting. The Historical Summaries have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission and for inclusion in this Current Report on Form 8-K/A of Terreno Realty Corporation and are not intended to be a complete presentation of the revenues and expenses of the Property for the period from January 1, 2010 to September 23, 2010 and for the year ended December 31, 2009 as certain expenses, primarily depreciation and amortization expense and other costs not comparable to the proposed future operations of the Property have been excluded. Management is not aware of any material factors at the Property other than those disclosed above, that would cause the reported financial information not to be necessarily indicative of future operating results.
2. Summary of Significant Accounting Policies
Revenue Recognition
Rental revenues from operating leases are recorded on a straight-line basis over the term of the leases. Tenant reimbursements represent recoveries from tenants for utilities and certain property maintenance expenses. Tenant reimbursements are recognized as revenues in the period the applicable costs are accrued.

Property Operating Expenses
Property operating expenses represent the direct expenses of operating the Property and include maintenance, utilities, property management fees, repairs, and insurance costs that are expected to continue in the ongoing operations of the Property. Expenditures for maintenance and repairs are charged to operations as incurred.
Use of Estimates
The preparation of the Historical Summaries in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in the preparation of the Historical Summaries.
Interim Statements
The statement for the period from January 1, 2010 to September 23, 2010 is unaudited, however, in the opinion of management of Terreno Realty Corporation, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year of the operation of the Property.
Tenant Concentration
For the year ended December 31, 2009, two tenants accounted for approximately 27% of rental revenues.
Future Minimum Rental Income
Future minimum rents to be received under non-cancelable lease agreements as of December 31, 2009 were as follows (in thousands):

2010	$2,527
2011	2,231
2012	1,556
2013	1,634
2014	964
Therafter	3,873

Total	$12,785

UNAUDITED PRO FORMA FINANCIAL INFORMATION OF TERRENO REALTY
CORPORATION
Terreno Realty Corporation (the “Company”) commenced operations with the completion of its initial public offering (“IPO”) of 8,750,000 shares of common stock and a concurrent private placement of an aggregate of 350,000 shares of common stock to its executive officers at a price per share of $20.00 on February 16, 2010. The net proceeds of the initial public offering and concurrent private placement were approximately $169.8 million after deducting the full underwriting discount of approximately $10.5 million and other estimated offering expenses of approximately $1.7 million.
The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2010 and for the year ended December 31, 2009 have been prepared to reflect the incremental effect of the IPO and the acquisition of properties by the Company during the period from February 16, 2010 (commencement of operations) to September 30, 2010 (the “2010 Acquisitions”) as if such transactions had occurred on January 1, 2009. The following table summarizes the 2010 Acquisitions:

			Purchase Price	Assumed Debt
Property Name	Location	Acquisition Date	(in thousands)	(in thousands)
Warm Springs I and II	Fremont, CA	March 26, 2010	$7,264	$—
Fortune/Qume	San Jose, CA	March 30, 2010	5,550	—
Lawrence	South San Francisco, CA	August 13, 2010	9,620	1,723
Rialto	San Bernardino, CA	September 15, 2010	12,152	—
Maltese	Totowa, NJ	September 21, 2010	16,500	—
Middlebrook	Bound Brook, NJ	September 24, 2010	27,000	15,459
130 Interstate	South Brunswick, NJ	September 29, 2010	22,450	—

Total			$100,536	$17,182

The unaudited pro forma financial information is not necessarily indicative of what the Company’s results of operations or financial condition would have been assuming the completion of the IPO or the acquisition of properties had occurred at the beginning of the periods presented, nor is it indicative of the Company’s results of operations or financial condition for future periods. In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. The unaudited pro forma financial information and accompanying notes should be read in conjunction with the Company’s financial statements included on Form 10-K for the year ended December 31, 2009 and Quarterly Report on Form 10-Q for the three months ended September 30, 2010.

Terreno Realty Corporation
Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2010
(in thousands — except share and per share data)
(Unaudited)

										Pro Forma
	Terreno Realty					Other 2010		Pro Forma		Terreno Realty
	Corporation (1)	Middlebrook		130 Interstate		Acquisitions		Adjustments		Corporation

REVENUES
Rental revenues	$987	$2,820	(2)	$1,654	(2)	$2,258	(2)	$—		$7,719

Total revenues	987	2,820		1,654		2,258		—		7,719

COSTS AND EXPENSES
Property operating expenses	323	1,344	(2)	404	(2)	544	(2)	—		2,615
Depreciation and amortization	427	375	(2)	429	(2)	454	(2)	—		1,685
General and administrative	2,936	—		—		—		543	(3)	3,479
Acquisition costs	1,906	—		—		—		(1,906	)(4)	—

Total costs and expenses	5,592	1,719		833		998		(1,363)		7,779

OTHER INCOME (EXPENSE)
Interest and other income	50	—		—		—		—		50
Interest expense, including amortization	(237)	(475	)(2)	—	(2)	(68	)(2)	(63	)(5)	(843)

Total other income and expenses	(187)	(475)		—		(68)		(63)		(793)

Net (loss) income available to common stockholders	$(4,792)	$626		$821		$1,192		$1,300		$(853)

Net loss available to common stockholders per share	$(0.53)									$(0.09)

Basic and Diluted Weighted Average Common Shares Outstanding	9,112,000									9,112,000

See accompanying notes to unaudited pro forma condensed consolidated statement of operations.

Terreno Realty Corporation
Notes to Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2010
(Unaudited)

(1)	Represents the unaudited historical consolidated operations of Terreno Realty Corporation (the “Company”) for the period from February 16, 2010 (commencement of operations) to September 30, 2010. See the historical condensed consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010.

(2)	The following table sets forth the incremental rental revenues, operating expenses, depreciation and amortization and interest expense of the 2010 Acquisitions for the nine months ended September 30, 2010 based on the historical operations of such properties for the periods prior to acquisition by the Company as if the properties were acquired on January 1, 2009 (dollars in thousands).

				Depreciation and
	Acquisition Date	Rental Revenues	Operating Expenses	Amortization	Interest Expense
Middlebrook	September 24, 2010	$2,820	$1,344	$375	$475
130 Interstate	September 29, 2010	1,654	404	429	—

Subtotal		4,474	1,748	804	475

Warm Springs I and II	March 26, 2010	208	80	55	—
Fortune/Qume	March 30, 2010	181	40	49	—
Lawrence	August 13, 2010	588	179	103	68
Rialto	September 15, 2010	—	—	—	—
Maltese	September 21, 2010	1,281	245	247	—

Subtotal		2,258	544	454	68

Total		$6,732	$2,292	$1,258	$543

Rialto was acquired from an unrelated third-party after a sale/leaseback transaction was consummated and did not have historical revenues and expenses as the property was owned and operated by the tenant prior to June 30, 2010. As such, no property operations have been reflected in the accompanying unaudited pro forma statement of operations related to this acquisition.

(3)	The Company commenced operations on February 16, 2010 and thus there were no corresponding corporate general and administrative expenses prior to February 16, 2010. Reflects the adjustments to include corporate general and administrative expenses for the period on an annualized basis as if the commencement of operations occurred on January 1, 2009.

(4)	Reflects the adjustment to acquisitions costs as if the 2010 Acquisitions had occurred on January 1, 2009.

(5)	On March 24, 2010, the Company consummated a $50.0 million senior revolving credit facility which matures on March 22, 2013 and has an unused facility fee, payable quarterly, which is between 35.0 and 50.0 basis points of the unused portion of the facility depending on the amounts drawn. The credit facility has been reflected as if it was issued on January 1, 2009 and has been carried through September 30, 2010.

Terreno Realty Corporation
Pro Forma Condensed Consolidated Statement of Operations
For Year Ended December 31, 2009
(in thousands — except share and per share data)
(Unaudited)

										Pro Forma
	Terreno Realty					Other 2010		Pro Forma		Terreno Realty
	Corporation (1)	Middlebrook		130 Interstate		Acquisitions		Adjustments		Corporation

REVENUES
Rental revenues	$—	$3,828	(2)	$2,218	(2)	$3,895	(2)	$—		$9,941

Total revenues	—	3,828		2,218		3,895		—		9,941

COSTS AND EXPENSES
Property operating expenses	—	1,716	(2)	510	(2)	1,140	(2)	—		3,366
Depreciation and amortization	—	513	(2)	568	(2)	917	(2)	—		1,998
General and administrative	—	—		—		—		4,340	(3)	4,340
Acquisition costs	—	—		—		—		1,906	(4)	1,906

Total costs and expenses	—	2,229		1,078		2,057		6,246		11,610

OTHER INCOME (EXPENSE)
Interest and other income	—	—		—		—		—		—
Interest expense, including amortization	—	(673	)(2)	—	(2)	(119	)(2)	(250	)(5)	(1,042)

Total other income and expenses	—	(673)		—		(119)		(250)		(1,042)

Net income (loss) available to common stockholders	$—	$926		$1,140		$1,719		$(6,496)		$(2,711)

Net income (loss) available to common stockholders per share	$—									$(0.30)

Basic and Diluted Weighted Average Common Shares Outstanding	1,000							9,111,000	(6)	9,112,000

See accompanying notes to unaudited pro forma condensed consolidated statement of operations.

Terreno Realty Corporation
Notes to Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2009
(Unaudited)

(1)	Terreno Realty Corporation (the “Company”) commenced operations on February 16, 2010. There were no results of operations for the Company for the year ended December 31, 2009.

(2)	The following table sets forth the incremental rental revenues, operating expenses, depreciation and amortization and interest expense of the 2010 Acquisitions for the year ended December 31, 2009 based on the historical operations of such properties for the periods prior to acquisition by the Company as if the properties were acquired January 1, 2009 (dollars in thousands).

				Depreciation and
	Acquisition Date	Rental Revenues	Operating Expenses	Amortization	Interest Expense
Middlebrook	September 24, 2010	$3,828	$1,716	$513	$673
130 Interstate	September 29, 2010	2,218	510	568	—

Audited Total		6,046	2,226	1,081	673

Warm Springs I and II	March 26, 2010	889	446	219	—
Fortune/Qume	March 30, 2010	614	116	196	—
Lawrence	August 13, 2010	614	227	163	119
Rialto	September 15, 2010	—	—	—	—
Maltese	September 21, 2010	1,778	351	339	—

Subtotal		3,895	1,140	917	119

Total		$9,941	$3,366	$1,998	$792

Rialto was acquired from an unrelated third-party after a sale/leaseback transaction was consummated and did not have historical revenues and expenses as the property was owned and operated by the tenant prior to June 30, 2010. As such, no property operations have been reflected in the accompanying unaudited pro forma statement of operations related to this acquisition.

(3)	The Company commenced operations on February 16, 2010 and thus there were no corresponding corporate general and administrative expenses prior to February 16, 2010. Reflects the adjustments to include corporate general and administrative expenses for the period on an annualized basis as if the commencement of operations occurred on January 1, 2009.

(4)	Reflects the adjustment to acquisitions costs as if the 2010 Acquisitions had occurred on January 1, 2009.

(5)	On March 24, 2010, the Company consummated a $50.0 million senior revolving credit facility which matures on March 22, 2013 and has an unused facility fee, payable quarterly, which is between 35.0 and 50.0 basis points of the unused portion of the facility depending on the amounts drawn. The credit facility has been reflected as if it was issued on January 1, 2009 and has been carried through September 30, 2010.

(6)	The Company commenced operations with the completion of its initial public offering (“IPO”) and a concurrent private placement of common stock to its executive officers on February 16, 2010. Reflects the adjustment to include the net shares of common stock issued at the completion of the IPO and private placement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Terreno Realty Corporation
Date: December 6, 2010	By:	/s/ Michael A. Coke
Michael A. Coke
President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Title

23.1*	Consent of Independent Registered Public Accounting Firm

*	Filed herewith